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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 25, 2004

                                BBMF CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-27989
                            (Commission File Number)

  NEVADA                                    88-0286466
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation)


                 Room 4302, 43rd Floor, China Resources Building
                    26 Harbour Road, Wan Chai, Hong Kong SAR
             (Address of principal executive offices, with zip code)

                                 +852 2116 8509
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01 CHANGES IN CERTIFYING ACCOUNTANT

     Effective as of October 25, 2004, Chisholm, Bierwolf & Nilson, LLC ("CBN") was dismissed as an independent auditor of the Company. The decision to dismiss CBN was considered and approved by the Board of Directors of the Company.

     CBN had acted as independent auditor for the Company prior to the Company's reorganization in April 1, 2004 and the reasons for CBN's dismissal are unrelated to any disagreements between the Company and CBN on matters of accounting principles, financial statement disclosure or auditing scope or procedures. CBN's reports on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for the past two fiscal years each contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

     During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with CBN on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to CBN's satisfaction, would have caused him to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We have provided CBN with a copy of the foregoing disclosures. Attached as
Exhibit 16.1 is a copy of CBN 's letter, dated October 19, 2004 (previously filed). Attached as Exhibit 16.2 is a copy of CBN's supplemental letter, dated November 18, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 16.1 Letter from Chisholm, Bierwolf & Nilson, LLC to the Securities and Exchange Commission dated October 19, 2004. (previously filed)

     Exhibit 16.2 Supplemental letter from Chisholm, Bierwolf & Nilson, LLC to the Securities and Exchange Commission dated November 18, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



                                      BBMF CORPORATION
                                      (Registrant)



Date: November 18, 2004               By:  /s/ Antony Ren Haw IP
                                           -------------------------------------
                                           Antony Ren Haw IP
                                           President